UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 8/5/2014

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado

(Address of principal executive offices, including zip code)

(303)-792-5554

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 5, 2014, Innospec Inc. issued a press release announcing its financial results for the quarter ending June 30, 2014.

Item 9.01.	Financial Statements and Exhibits

A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

	By:	/s/ David E. Williams
David E. Williams
VP, General Counsel and COO

Date: August 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release dated August 5, 2014 announcing Innospec Inc.’s results for the quarter ended June 30, 2014.